                                                                    EXHIBIT 10.1




               THIRD AMENDMENT AND CONSENT TO THE CREDIT AGREEMENT

                  THIRD AMENDMENT, dated as of [_______], 2000, among R.J. REYNOLDS TOBACCO HOLDINGS, INC. (f/k/a/ RJR NABISCO, INC.), a Delaware corporation (the "Borrower") and lending institutions party to the Credit Agreement referred to below (this "Amendment"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement (as defined below).


                                   WITNESSETH:


                  WHEREAS, the Borrower and various lending institutions (the "Lenders") are parties to a Credit Agreement, dated as of May 7, 1999 (as amended, modified or supplemented through but not including the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrower desires to acquire all of the capital stock of Nabisco Group Holdings, Inc. (f/k/a RJR Nabisco Holdings Corp.) ("NGH") for aggregate cash consideration of approximately $9.8 billion, by way of a one-step merger of a newly-formed Wholly-Owned Subsidiary of the Borrower ("MergeCo") with and into NGH, pursuant to, and in accordance with the terms of, an Agreement and Plan of Merger (as amended, modified or supplemented to the date hereof, the "NGH Merger Agreement"), dated as of June 25, 2000, among the Borrower, NGH and MergeCo, with NGH to be the surviving corporation of such merger (the "NGH Acquisition");

                  WHEREAS, immediately prior to the consummation of the NGH Acquisition, NGH desires to sell all of the capital stock of Nabisco Holdings, N.A. ("NA") to Phillip Morris Companies, Inc. ("PM") pursuant to, and in accordance with the terms of, an Agreement and Plan of Merger (as amended, modified or supplemented to the date hereof, the "NA Merger Agreement"), dated as of June 25, 2000, among NGH, NA and PM (the "NA Divestiture"); and

                  WHEREAS, the Borrower and the Lenders wish to amend the Credit Agreement and the Lenders wish to grant certain consents to the Credit Agreement, in each case as herein provided;

                  NOW, THEREFORE, it is agreed:


I. Amendments and Consents to the Credit Agreement.

                  1. Notwithstanding anything to the contrary contained in Sections 8.02(b), 8.05 and 8.09 of the Credit Agreement, the NGH Acquisition shall be permitted, so long as (i) immediately prior to the consummation thereof, the NA Divestiture shall have been consummated and NGH shall have received aggregate cash proceeds of approximately $11.7 billion therefrom, (ii) prior to or concurrently with the consummation thereof, NGH shall have paid all Dividends theretofore declared but unpaid and (iii) concurrently with the consummation thereof, NGH shall have executed a counterpart of the Subsidiary Guaranty.

                  2.       Notwithstanding anything to the contrary contained in
Section 8.03 of the Credit Agreement, Liens encumbering the deposits of cash and/or cash equivalents referred to in Section 3, Part I of this Amendment below shall be permitted.

                  3.       Notwithstanding anything to the contrary contained in
Section 8.04 of the Credit Agreement, unsecured Indebtedness of NGH evidenced by the 9-1/2% Junior Subordinated Debentures due 2047 (the "Junior Subordinated Debentures") issued pursuant to that certain Second Supplemental Indenture, dated as of September 16, 1998, between NGH and The Bank of New York as trustee, supplemental to that certain Indenture, dated as of September 21, 1995, among NGH and The Bank of New York as trustee thereunder (the "Debenture Indenture"), in an aggregate principal amount at any time outstanding not to exceed approximately $98.0 million (less the amount of any repayments of principal thereof after the Third Amendment Effective Date (as defined below)) shall be permitted, so long as prior to or concurrently with the consummation of the NGH Acquisition the Junior Subordinated Debentures shall have been economically defeased by way of a deposit and pledge of cash and/or cash equivalents with the trustee under the Debenture Indenture in accordance with the requirements of
Section 10.1(C)(a) of the Debenture Indenture.

                  4. Notwithstanding anything to the contrary contained in the definition of "Consolidated Capital Expenditures" appearing in Section 10 of the Credit Agreement, Consolidated Capital Expenditures as used in the Credit Agreement shall not include the purchase price paid in connection with the NGH Acquisition.

                  5. Notwithstanding anything to the contrary contained in the definition of "Consolidated Fixed Charges" appearing in Section 10 of the Credit Agreement, Consolidated Fixed Charges as used in the Credit Agreement shall not include cash taxes paid by the Borrower and its Subsidiaries during any period to the extent (and only to the extent) that such taxes were due and payable solely as a result of the NGH Acquisition.

                  6. Notwithstanding anything to the contrary contained in the definition of "Consolidated Cash Interest Expense" appearing in Section 10 of the Credit Agreement, Consolidated Cash Interest Expense as used in the Credit Agreement shall not include (i) interest expense of NGH payable in respect of the Junior Subordinated Debentures during any period or (ii) interest income of NGH receivable in respect of the cash and/or cash equivalents referred to in Section 3, Part I of this Amendment above during any period.

                  7.       The definition of "Permitted Investment" appearing in
Section 10 of the Credit Agreement is hereby amended by deleting the text "(ii)(II) of the proviso in Section 8.02(a)" and inserting the text "(y)(II) of
Section 8.02(c)" in lieu thereof.

II.  Miscellaneous Provisions.

                  1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in Section 6 of the Credit Agreement , (ii) represents and warrants that, except for (v) Indebtedness evidenced by the Junior Subordinated Debentures, (w) liabilities arising in connection with tobacco litigation, (x) NGH's obligation to cash out holders of restricted stock of NGH and options to purchase common stock of NGH for aggregate cash consideration not to exceed $450.0 million (which obligation shall be satisfied as soon as reasonably practicable after the consummation of the NGH Acquisition), (y) liabilities arising under non-qualified pension and retiree medical plans of former employees of NGH in an aggregate amount not to exceed $20.0 million and
(z) continuing indemnity obligations of NGH to NHC for taxes which may be owing for tax periods occurring prior to and through and including the Spin-Off arising under that certain Tax Sharing Agreement, dated as of June 14, 1999, among NGH, the Borrower, Reynolds Tobacco and NHC, there were (immediately after giving effect to the NGH Acquisition as if the same had been consummated on the date hereof or on Third Amendment Effective Date, as the case may be), no liabilities or obligations of NGH of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, could reasonably be expected to have a material adverse effect on the operations, business, property, assets or financial condition of NGH and (iii) represents and warrants that there exists no Default or Event of Default, in each case on the date hereof and on the Third Amendment Effective Date, both before and after giving effect to this Amendment.

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective as of the date first written above on the date (the "Third Amendment Effective Date") when (i) the Borrower and (ii) Lenders constituting Required Lenders under the Credit Agreement shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case, L.L.P., 1155 Avenue of the Americas, New York, New York 10036,
Attention: Darryl Carbonaro (Facsimile No.: (212) 354-8113). After transmitting its executed signature page to White & Case, L.L.P. as provided above, each of the Lenders shall deliver executed hard copies of this Amendment to White & Case L.L.P., Attention: Darryl Carbonaro at the address provided above.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                   R.J. REYNOLDS TOBACCO HOLDINGS, INC.


                                   By
                                     ---------------------------------
                                      Title:


                                   SENIOR MANAGING AGENTS



                                   THE CHASE MANHATTAN BANK,
                                     Individually and as Administrative Agent



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:



                                   BANKERS TRUST COMPANY, Individually
                                     and as Syndication Agent



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:



                                   CITIBANK, N.A., Individually and as
                                      Syndication Agent



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:

                                   CREDIT LYONNAIS, NEW YORK BRANCH,
                                      Individually and as Syndication Agent



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:



                                   THE FUJI BANK, LIMITED, Individually and
                                      as Syndication Agent



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:



                                   BARCLAYS BANK PLC (NEW YORK),
                                     Individually and as Syndication Agent



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:

                                   ABN AMRO BANK (NEW YORK)



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:



                                   CREDIT SUISSE FIRST BOSTON



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:



                                   HSBC BANK USA



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:



                                   THE BANK OF NOVA SCOTIA



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:

                                   THE BANK OF NEW YORK



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:



                                   THE SUMITOMO BANK, LIMITED



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:



                                   CITY NATIONAL BANK OF NEW JERSEY



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:



                                   NORDDEUTSCHE LANDESBANK
                                       (NEW YORK)


                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:


                                   UBS AG, STAMFORD BRANCH


                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:


                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:

                                   WACHOVIA BANK, N.A.



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:



                                   BANKBOSTON, N.A.



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:



                                   ERSTE BANK



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:



                                   EUROPEAN-AMERICAN BANK



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:



                                   FIRST HAWAIIAN BANK



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:

                                   PIMCO TOTAL RETURN FUND
                                   By:   Pacific Investment Management
                                         Company, as its Investment Advisor,
                                         acting through Investors Fiduciary
                                         Trust Company in the Nominee Name of
                                   IFTCO
                                   By:   PIMCO Management Inc., a general
                                         partner



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:



                                   ROYALTON COMPANY
                                   By:   Pacific Investment Management
                                         Company, as its Investment Advisor
                                   By:   PIMCO Management Inc., a general
                                         partner



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:



                                   STOCKSPLUS, L.P. FUND A
                                   By:   Pacific Investment Management
                                         Company, as its Investment Advisor,
                                         acting through Investors Fiduciary
                                         Trust Company in the Nominee Name of
                                   IFTCO
                                   By:   PIMCO Management Inc., a general
                                         partner



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title:


                                   SWAPS CSLT



                                   By:
                                     ---------------------------------
                                     Name:
                                     Title: